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                                                                   EXHIBIT 10.11


Dirks & Co., Inc.
520 Madison Avenue
10th Floor
New York, New York 10011


Ladies and Gentlemen:

     In order to induce Dirks & Co., Inc. (the "Representative") and Sonic Foundry, Inc. (together with its predecessors, successors and assigns, the "Company") to enter into an underwriting agreement with respect to the public offering of shares of the Company's common stock (the "Common Stock"), the undersigned hereby agrees that for a period of ninety (90) days following the effective date of the Company's Registration Statement for the subject public offering (the "Lock-up Period"), he, she or it will not, without the prior written consent of the Representative and the Company, directly or indirectly, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of (whether pursuant to Rule 144 of the General Rules and Regulations under the Securities Act of 1933, as amended, or otherwise) any shares of Common Stock or options, rights, warrants or other securities convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for shares of Common Stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities"), except for bona fide gifts of Common Stock and private resales of Common Stock whereby the donees and transferees, respectively, first agree to be bound by the terms hereof.

     In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned.


Dated: ___________________, 1998


                                              ________________________________
                                              Signature

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                                              ________________________________
                                              Print Address

                                              ________________________________
                                              Print Social Security Number
                                              or Taxpayer I.D. Number